UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Dynamic Credit Fund	NSLAX	NSLCX	NSLIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

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Portfolio Managers’

Comments

Nuveen Symphony Dynamic Credit Fund

This Fund features portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO/CEO at Symphony and Jenny Rhee serve as the portfolio managers for the Fund. Here they review the U.S economy and market conditions, their management strategies and the performance of the Fund for this twelve-month reporting period ending June 30, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index were renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month period ended June 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote dampened the Fed’s outlook. These concerns led the Fed to again hold rates steady at its June and July meetings.

At the end of the reporting period, global financial markets were roiled by the U.K.’s vote on June 23, 2016 to leave the EU. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

During the reporting period, particularly throughout the fourth quarter of 2015 and briefly during the end of the reporting period when Brexit was announced, the technical sell-off in levered credit markets continued as corporate debt was re-priced across the quality spectrum with lower rated, more illiquid issues being the most adversely impacted. Growing concerns of a more pronounced economic slowdown in China and continued commodity related sector volatility resulted in deteriorating investor sentiment. This triggered a flight of capital from credit markets, particularly among retail investors, despite generally sound macroeconomic and corporate fundamentals (ex-commodity related sectors). This created a self-reinforcing technical feedback loop where initial selling put downward pressure on credit prices, prompting further selling as many investors attempted to exit the market before the technical downdraft intensified. Investor fears were further stoked by news of the closure of several high profile high yield mutual funds.

During the second half of the reporting period, markets noticeably reversed and finished on a positive note. Risk assets were buoyed by increased demand and risk appetite largely due to dovish Fed rhetoric and the ECB expanding their monetary policy. Fears around Chinese growth subsiding along with damping concerns of a domestic recession also helped support the rally. In regards to credit markets specifically, the ensuing influx of capital into the high yield asset class as well as uptick in collateralized loan obligation (CLO) issuance later in the period helped drive prices for the period.

Loan markets posted slightly positive returns for the entire reporting period. During the first half of the reporting period, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by CLO issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets.

Moving down the capital structure, as noted above, high yield markets posted positive returns during the reporting period, as they rebounded from fourth quarter 2015 lows. The technical “storm” impacted nearly every sector of the high yield market during the fourth quarter. Most notably, energy and other commodity related sectors continued their precipitous decline. In addition, many larger, more liquid issues spanning media to information technology and across consumer sectors experienced price weakness due to their ability to be more readily sold as investors exited the high yield market. In early December 2015, another sponsor’s mutual fund that was invested heavily in distressed credit bonds, was forced to suspend further share redemptions (withdrawals from the fund), reportedly because shareholder redemption requests were occurring faster than the fund was able to sell portfolio securities in a balanced manner to raise the cash necessary to pay those redeeming shareholders. This event, occurring at a time when the high yield bond market was already weak and generally declining, served to exacerbate the concerns of high yield bond market participants about both the ongoing strength and stability of the high yield bond market, and specifically about the ability of high yield bond funds to sell portfolio bonds to meet redemptions going forward. The immediate result was for already unstable and declining

6	NUVEEN

high yield bond prices to decline further and faster and for net negative flows (net redemptions) for funds investing in high yield bonds to increase, which put further pressure on the high yield bond market. However, as investors learned more about the specific fund’s circumstance, and generally came to conclude that the event was driven primarily by that fund’s uniquely difficult circumstances, the market’s fears tended to subside. In addition, these factors were offset by an influx of capital into the high yield market during the first quarter of 2016. As a result, by the second half of the reporting period, market-wide concerns began to dissipate. Net negative flows out of the high yield bond fund category reversed and high yield bond prices recovered.

How did the Fund perform during this twelve-month reporting period ended June 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year and since inception periods ended June 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper Alternative Credit Focus Funds Classification Average for the twelve-month reporting period ended June 30, 2016.

What strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2016 and how did these strategies influence performance?

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (ETFs) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. A long investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A short investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities.

Symphony will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed-income markets (either positive or negative) that it believes is advisable given then current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values. These exposures did fluctuate during the reporting period as market conditions warranted. Our net exposures averaged approximately 59% for the reporting period.

When the Fund engages in a short sale, it sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable quality. Below investment grade securities are commonly referred to as high yield or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market (EM) companies, if such securities are denominated in U.S. dollars. The Fund’s investments in EM companies are limited to 25% of net assets.

In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market or to particular industries or sectors of the market.

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Portfolio Managers’ Comments (continued)

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps and options on the foregoing types of swaps.

During the reporting period, credit default swaps were used to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. The swap positions contributed negatively to performance during the period.

We base our investment process on both top-down macroeconomic analysis of market trends and pricing, and bottom-up credit analysis of individual companies. After performing initial liquidity and market sector screens to narrow the investable universe of securities, we perform fundamental research to select long positions in issuers we believe have improving credit quality, high recovery value and cheap valuation. We generally take short positions as a tactical portfolio hedge to protect against broad market risks, to express a negative view with respect to a particular industry or sector of the market or with respect to individual issuers, when we view the issuer as having deteriorating credit quality, low recovery value and rich valuation.

During the reporting period, consumer staples and financials were the largest contributions to performance. Our positions in the industrial and energy sectors detracted from performance.

Our long position in Jack Cooper Enterprises, Inc. detracted from performance. Jack Cooper Enterprises, Inc. provides a full range of automotive transportation and logistics services to original equipment manufacturer (OEMs), remarketers, fleets, auctions, and dealers throughout North America. During the reporting period, Moody’s downgraded the bonds’ rating. The downgrade was driven by lower than expected operating performance. Despite progress in addressing the company’s operational challenges, the underperformance led to higher leverage. The combination of higher leverage and operational underperformance has had a negative impact on the bonds as they traded down during the reporting period.

Also detracting from performance was Clear Channel Communications, Inc., a leading global media and entertainment company. These higher beta bonds have attractive yields but trade lower during declining credit markets.

Lastly, Avaya Inc. bonds detracted from performance. The company specializes in internet telephone, wireless data communications, and customer relationship management (CRM) software, and provides business communication solutions. Moody’s downgraded the company’s bonds which was driven by continued declines in performance as well as concerns about the sustainability of the current capital structure including its ability to refinance $600 million of debt maturing in 2017.

Several holdings contributed to performance, including, Scientific Games Corporation. The company develops technology-based products and services for the gaming and lottery industries worldwide. The company purchased a large competitor and the benefits have started to be reflected in the company’s earnings which has been rewarded by the market. We sold our position in Scientific Games Corporation during the reporting period.

The Fund’s position in the bonds of Albertsons Cos. LLC also contributed to performance. Symphony believes the food and drug industry has historically been more defensive during periods of volatility and believes these bonds offer an attractive coupon relative to the rest of the industry and broad market. Both the sector and the company have performed well and we anticipate the bonds will continue to be core positions in the Fund’s portfolio in the near term.

Lastly, our long position in Polymer Group Inc. contributed to performance. The company is a leader in the development, manufacture and sale of a variety of paper and film based pressure sensitive and water activated tapes for industrial and retail use. Revenue increased during the reporting period due mainly to additional demand for certain tape products, causing the bonds to trade up. We sold our position in Polymer Group Inc. during the reporting period.

The high yield markets rallied strongly in the second half of the reporting period, led by commodity related-sectors and lower quality issues. Performance was positively impacted by long holdings with consumer staples and health care. Conversely, short positions within materials, energy and industrials sectors offset positive results. The broad rally in commodity related sectors impacted short positions in higher beta energy, metals & mining and chemical-related companies as the vast majority of bond and loan issues within these industries saw meaningful price appreciation.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Dynamic Credit Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk is the risk that an issuer may not be able to make interest and principal payments when due, as well as the risk that prices of bonds will decline when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. The Fund obtains long and short exposures to debt securities both through direct investments (including short sales) and derivatives. The use of derivatives involves substantial financial risks and transaction costs. A short sale involves the sale of a security which the Fund does not own, which is a speculative technique. The Fund will suffer a loss when securities to which it has long exposure decrease in price or when securities to which it has short exposure increase in price. Because the Fund has both long and short exposures to debt securities, the Fund has overall exposure to changes in the value of debt securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, convertible security, ETF, frequent trading, income, and loan risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

The Fund employs a long/short investment strategy. During the second half of the Fund’s fiscal year, the extent of the Fund’s short positions increased significantly. The shorting strategy is designed to protect or enhance net asset value when the value of those shorted securities decline. When a security is shorted, however, the dividends and/or interest paid on those securities are owed by the Fund and is recorded as a negative income amount, offsetting a portion of the income earned by the Fund on its long positions. During the second half of the fiscal year, as the relative size of the short position increased, overall Fund net investment income decreased. The Fund decreased its dividend rate multiple times to reflect this dynamic. Despite these dividend decreases, the reduction in net investment income due to the interest and dividend payouts resulting from the shorting strategy was greater than the total reductions in distributions for the total fiscal year, which caused the total amount of the Fund’s distributions to shareholders to substantially exceed its net income. This in turn resulted in a material amount of the year’s distributions being characterized as return of capital, which is identified in the table below.

	Share Class
Fiscal Year Ended June 30, 2016	Class A	Class C	Class I
Regular monthly per share distribution:
From net investment income	$0.9316	$0.8016	$0.9816
Return of capital	0.2284	0.2284	0.2284
Total per share distribution	$1.1600	$1.0300	$1.2100

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Dynamic Credit Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.97)%	(3.93)%
Class A Shares at maximum Offering Price	(12.34)%	(5.81)%
BofA/Merrill Lynch U.S. High Yield Master II Index	1.71%	2.39%
Lipper Alternative Credit Focus Funds Classification Average	(1.20)%	0.14%

Class C Shares	(8.65)%	(4.66)%
Class I Shares	(7.78)%	(3.71)%

Since inception returns are from 1/15/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.03%	3.04%
Net Expense Ratios	2.56%	3.31%	2.31%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend and interest expense on securities sold short, and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

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Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Yields as of June 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.68%	3.09%	4.14%
SEC 30-Day Yield – Subsidized	4.65%	4.08%	5.16%
SEC 30-Day Yield – Unsubsidized	3.08%	2.49%	3.49%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

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Holding

Summaries as of June 30, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Symphony Dynamic Credit Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	0.8%
Variable Rate Senior Loan Interests	3.6%
Corporate Bonds	86.6%
Convertible Bonds	0.8%
Total Long Exposure	91.8%
Repurchase Agreements	7.4%
Securities Sold Short
Corporate Bonds Sold Short	(8.7)%
Total Short Exposure[1]	(8.7)%
Other Assets Less Liabilities	9.5%
Net Assets	100%

Portfolio Composition –

Long Exposure

(% of net assets)

Media	12.1%
Wireless Telecommunication Services	6.7%
Communications Equipment	6.1%
Oil, Gas & Consumable Fuels	5.5%
Software	4.4%
Food & Staples Retailing	3.8%
Health Care Equipment & Supplies	3.8%
Health Care Providers & Services	3.0%
Containers & Packaging	2.8%
Pharmaceuticals	2.6%
Road & Rail	2.4%
Diversified Telecommunication Services	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Specialty Retail	2.1%
Food Products	2.0%
Multiline Retail	2.0%
Leisure Products	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Transportation Infrastructure	1.9%
Insurance	1.7%
Hotels, Restaurants & Leisure	1.5%
Other	19.0%
Total	91.8%

Portfolio Composition –

Short Exposure

(% of net assets)

Metals & Mining	(2.8)%
Chemicals	(2.2)%
Automobiles	(1.3)%
Hotels, Restaurants & Leisure	(1.2)%
Specialty Retail	(1.2)%
Total	(8.7)%

Bond Credit Quality

Long Exposure

(% of total long exposure)

BBB	5.2%
BB	35.0%
B	42.9%
CCC	13.4%
CC	2.5%
N/R (not rated)	0.1%
N/A (not applicable)	0.9%
Total	100%

Bond Credit Quality

Short Exposure

(% of total short exposure)

BBB	16.3%
BB	29.7%
B	54.0%
Total	100%

1	Total short exposure does not include the full notional value of the credit default swap (CDS) exposure (adjusted for market value). If the full total notional value of the underlying CDS contracts (adjusted for market value) is included total short exposure is 32.8% (as a percentage of net assets).

NUVEEN	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$976.20	$972.30	$976.90
Expenses Incurred During the Period	$15.43	$19.22	$14.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.25	$1,005.37	$1,010.29
Expenses Incurred During the Period	$15.69	$19.55	$14.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.14%, 3.92% and 2.93% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Symphony Dynamic Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Symphony Dynamic Credit Fund (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the period presented through June 30, 2014, were audited by other auditors whose report dated August 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

August 26, 2016

NUVEEN	17

Nuveen Symphony Dynamic Credit Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 91.8%

	COMMON STOCKS – 0.8%

	Media – 0.8%

8,263	Affinion Group Holdings, Inc., (2), (3)				$64,042
	Total Common Stocks (cost $173,870)				64,042

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.6% (4)

	Aerospace & Defense – 0.8%

$80	Sequa Corporation, Term Loan B, (WI/DD)	TBD	TBD	CCC+	$62,837

	Communications Equipment – 0.1%

5	Avaya Inc., Term Loan B7	6.250%	5/29/20	B2	3,543

	Semiconductors & Semiconductor Equipment – 1.0%

50	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	49,934

26	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	26,748
76	Total Semiconductors & Semiconductor Equipment				76,682

	Software – 0.6%

48	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	49,106

	Specialty Retail – 0.6%

50	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	49,502

	Technology Hardware, Storage & Peripherals – 0.5%

42	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	41,439
$301	Total Variable Rate Senior Loan Interests (cost $281,560)				283,109

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 86.6%

	Aerospace & Defense – 0.4%

$25	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$26,406

5	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	1,300
30	Total Aerospace & Defense				27,706

	Airlines – 1.2%

100	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	95,500

	Auto Components – 0.5%

40	Tenneco Inc.	5.000%	7/15/26	BB+	40,575

	Building Products – 0.7%

50	Building Materials Corporation, 144A	5.125%	2/15/21	BBB–	51,375

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Chemicals – 0.4%

$40	TPC Group Inc., 144A	8.750%	12/15/20	B–	$31,300

	Commercial Services & Supplies – 0.7%

50	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	4.625%	10/30/20	BBB–	51,838

	Communications Equipment – 6.0%

505	Avaya Inc., 144A	7.000%	4/01/19	B2	359,813

15	Avaya Inc., 144A	10.500%	3/01/21	Caa2	3,300

100	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B1	102,500
620	Total Communications Equipment				465,613

	Construction Materials – 0.7%

50	Norbord Inc., 144A	6.250%	4/15/23	Ba2	51,250

	Consumer Finance – 1.3%

50	First Data Corporation, 144A	7.000%	12/01/23	B	50,750

50	First Data Corporation, 144A	5.000%	1/15/24	BB	50,125
100	Total Consumer Finance				100,875

	Containers & Packaging – 2.8%

55	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	Ba3	54,175

60	Reynolds Group, 144A	5.125%	7/15/23	B+	60,750

100	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	104,125
215	Total Containers & Packaging				219,050

	Diversified Consumer Services – 0.9%

100	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	69,000

	Diversified Telecommunication Services – 2.3%

15	CenturyLink Inc.	7.500%	4/01/24	BB+	15,150

40	IntelSat Jackson Holdings, 144A	8.000%	2/15/24	B1	39,400

100	IntelSat Limited	8.125%	6/01/23	CC	24,750

100	Level 3 Financing Inc.	5.375%	1/15/24	BB	100,625
255	Total Diversified Telecommunication Services				179,925

	Electric Utilities – 1.1%

100	Talen Energy Supply LLC	6.500%	6/01/25	B+	83,000

	Electrical Equipment – 1.3%

100	EnerSys, 144A	5.000%	4/30/23	BB+	98,750

	Energy Equipment & Services – 0.7%

50	NGPL PipeCo LLC	7.119%	12/15/17	BB–	52,125

	Food & Staples Retailing – 3.8%

145	Albertsons Cos. LLC, 144A	6.625%	6/15/24	B+	149,713

40	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	40,700

100	Rite Aid Corporation, 144A	6.125%	4/01/23	B	106,990
285	Total Food & Staples Retailing				297,403

NUVEEN	19

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Food Products – 2.0%

$50	Pinnacle Foods Inc., 144A	5.875%	1/15/24	B+	$52,312

100	WhiteWave Foods Company	5.375%	10/01/22	BB–	107,000
150	Total Food Products				159,312

	Health Care Equipment & Supplies – 3.8%

80	Hologic Incorporated, 144A	5.250%	7/15/22	BB	83,600

100	Kinetic Concepts	12.500%	11/01/19	CCC+	94,500

50	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC	41,500

80	Tenet Healthcare Corporation	6.750%	6/15/23	B–	76,600
310	Total Health Care Equipment & Supplies				296,200

	Health Care Providers & Services – 3.0%

50	Centene Escrow Corporation, 144A	5.625%	2/15/21	BB	52,125

50	HCA Inc.	5.875%	2/15/26	BB	51,875

40	HCA Inc.	5.250%	6/15/26	BBB–	41,500

50	HealthSouth Corporation	5.750%	11/01/24	B+	50,200

40	Lifepoint Health Inc., 144A	5.375%	5/01/24	Ba2	40,100
230	Total Health Care Providers & Services				235,800

	Hotels, Restaurants & Leisure – 1.5%

23	Boyd Gaming Corporation, 144A	6.375%	4/01/26	B–	24,035

50	Interval Acquisition Corporation	5.625%	4/15/23	BB–	50,125

40	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	41,000
113	Total Hotels, Restaurants & Leisure				115,160

	Household Durables – 0.6%

50	Lennar Corporation	4.875%	12/15/23	BB+	50,125

	Household Products – 1.3%

100	Spectrum Brands Inc.	5.750%	7/15/25	BB	104,125

	Insurance – 1.7%

140	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	134,400

	Internet & Catalog Retail – 1.3%

100	Netflix Incorporated	5.500%	2/15/22	B+	104,250

	Internet Software & Services – 0.5%

37	Match Group Inc., 144A	6.375%	6/01/24	BB–	38,572

	Leisure Products – 2.0%

100	Party City Holdco Inc.	6.125%	8/15/23	B–	103,500

50	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	52,125
150	Total Leisure Products				155,625

	Marine – 1.1%

94	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	83,895

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Media – 11.3%

$94	Affinion International Holdings Co, 144A	7.500%	7/30/18	B–	$76,351

100	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	100,375

100	Cable One Inc., 144A	5.750%	6/15/22	BB	102,500

100	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	103,000

420	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	150,294

100	Dish DBS Corporation	5.875%	11/15/24	BB–	93,375

10	Dish DBS Corporation, 144A	7.750%	7/01/26	BB–	10,325

50	Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	52,031

100	LIN Television Corporation	5.875%	11/15/22	B+	100,500

50	Sinclair Television Group, 144A	5.875%	3/15/26	B+	51,000

40	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	39,825
1,164	Total Media				879,576

	Multiline Retail – 2.0%

100	Family Tree Escrow LLC, 144A	5.750%	3/01/23	BB–	106,250

50	Scotts Miracle-Gro Company, 144A	6.000%	10/15/23	B+	52,625
150	Total Multiline Retail				158,875

	Oil, Gas & Consumable Fuels – 5.3%

80	California Resources Corporation, 144A	8.000%	12/15/22	B	56,800

40	Denbury Resources Inc.	5.500%	5/01/22	CCC+	27,000

50	FTS International Inc., 144A	8.134%	6/15/20	B1	42,005

85	Oasis Petroleum Inc.	6.875%	3/15/22	B+	78,625

75	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B–	76,313

25	Rex Energy Corporation	1.000%	10/01/20	N/R	5,375

40	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB	41,400

90	Whiting Petroleum Corporation	5.000%	3/15/19	B	82,800
485	Total Oil, Gas & Consumable Fuels				410,318

	Pharmaceuticals – 2.6%

50	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B	44,000

100	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	102,750

50	Prestige Brands Inc., 144A	6.375%	3/01/24	B	51,875
200	Total Pharmaceuticals				198,625

	Professional Services – 1.3%

100	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	102,000

	Real Estate Investment Trust – 1.3%

100	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	101,750

	Road & Rail – 2.4%

590	Jack Cooper Enterprises, Inc., 144A	10.500%	3/15/19	CCC–	185,600

NUVEEN	21

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Semiconductors & Semiconductor Equipment – 1.2%

$100	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	$93,000

	Software – 3.8%

15	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	11,925

200	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	178,000

100	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	101,750
315	Total Software				291,675

	Specialty Retail – 1.5%

110	Outerwall Inc.	5.875%	6/15/21	B1	94,050

20	Penske Automotive Group, Inc.	5.500%	5/15/26	B+	19,000
130	Total Specialty Retail				113,050

	Technology Hardware, Storage & Peripherals – 1.4%

60	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	62,216

45	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	47,925
105	Total Technology Hardware, Storage & Peripherals				110,141

	Trading Companies & Distributors – 0.3%

25	HD Supply Inc., 144A	5.750%	4/15/24	B	26,000

	Transportation Infrastructure – 1.9%

175	CEVA Group PLC, 144A	7.000%	3/01/21	B2	150,500

	Wireless Telecommunication Services – 6.7%

300	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	295,500

150	Sprint Corporation	7.875%	9/15/23	B+	122,625

100	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	99,000
550	Total Wireless Telecommunication Services				517,125
$7,848	Total Corporate Bonds (cost $7,690,751)				6,730,984

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.8%

	Energy Equipment & Services – 0.6%

$80	Hornbeck Offshore Services Inc.	1.500%	9/01/19	BB–	$45,900

	Oil, Gas & Consumable Fuels – 0.2%

50	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	18,750

50	Energy and Exploration Partners Inc., (7)	8.000%	7/01/19	N/R	50
100	Total Oil, Gas & Consumable Fuels				18,800
$180	Total Convertible Bonds (cost $114,395)				64,700
	Total Long-Term Investments (cost $8,260,576)				7,142,835

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 7.4%

	REPURCHASE AGREEMENTS – 7.4%

$572	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $571,763, collateralized by $565,000 U.S. Treasury Notes, 1.625%, due 7/31/20, value $583,363	0.030%	7/01/16		$571,763
	Total Short-Term Investments (cost $571,763)				571,763
	Total Investments (cost $8,832,339) – 99.2%				7,714,598

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SECURITIES SOLD SHORT – (8.7)% (8)

	CORPORATE BONDS SOLD SHORT – (8.7)%

	Automobiles – (1.3)%

$(100)	Jaguar Land Rover Automotive PLC, 144A	5.625%	2/01/23	BB	$(103,875)

	Chemicals – (2.2)%

(200)	Chemours Co	6.625%	5/15/23	B+	(170,000)

	Hotels, Restaurants & Leisure – (1.2)%

(100)	Wynn Las Vegas LLC Corporation, 144A	5.500%	3/01/25	BB+	(96,750)

	Metals & Mining – (2.8)%

(100)	FMG Resources, 144A	9.750%	3/01/22	BBB–	(110,500)

(100)	Novellis Inc.	8.750%	12/15/20	B	(104,250)
(200)	Total Metals & Mining				(214,750)

	Specialty Retail – (1.2)%

(100)	Renaissance Acquisition Corporation, Gardner Denver Inc., 144A	6.875%	8/15/21	B–	(90,750)
$(700)	Total Securities Sold Short (proceeds $681,550)				(676,125)
	Other Assets Less Liabilities – 9.5% (9)				738,307
	Net Assets – 100%				$7,776,780

Investments in Derivatives as of June 30, 2016

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Alcoa, Inc.	Buy	2.802%	$150,000	1.000%	6/20/21	$11,830	$(7,152)
Barclays Bank PLC	Macy’s, Inc.	Buy	2.358	200,000	1.000	6/20/21	12,085	5,294
Barclays Bank PLC	YUM! Brands, Inc.	Buy	2.194	50,000	1.000	6/20/21	2,672	(1,317)
Citibank N.A.	Nordstrom, Inc.	Buy	2.081	100,000	1.000	6/20/21	4,860	3,395
Citibank N.A.	Staples, Inc.	Buy	2.395	50,000	1.000	6/20/21	3,101	(317)
Citibank N.A.	SUPERVALU Inc.	Buy	8.415	100,000	5.000	6/20/21	11,945	7,800
Goldman Sachs Banks USA	AK Steel Corporation	Buy	11.254	50,000	5.000	6/20/21	9,928	(8,781)
Goldman Sachs Banks USA	Barrick Gold Corporation	Buy	1.273	100,000	1.000	6/20/21	1,245	(2,809)
Goldman Sachs Banks USA	The Gap, Inc.	Buy	3.559	100,000	1.000	6/20/21	10,881	4,489
Goldman Sachs Banks USA	The Hertz Corporation	Buy	4.484	40,000	5.000	6/20/21	(909)	(2,158)

NUVEEN	23

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	June 30, 2016

Investments in Derivatives as of June 30, 2016 (continued)

Credit Default Swaps (continued)

Counterparty	Reference Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	Avon Products, Inc.	Buy	9.333%	$250,000	5.000%	6/20/21	$36,730	$(273)
JPMorgan Chase Bank, N.A.	Canadian Natural Resources Limited	Buy	2.221	100,000	1.000	6/20/21	5,462	(2,616)
JPMorgan Chase Bank, N.A.	Meritor, Inc.	Buy	5.714	150,000	5.000	6/20/21	3,972	(908)
JPMorgan Chase Bank, N.A.	Navient Corporation	Buy	6.034	100,000	5.000	6/20/21	3,854	(2,646)
JPMorgan Chase Bank, N.A.	Newmont Mining Corporation	Buy	1.092	200,000	1.000	6/20/21	825	(3,447)
JPMorgan Chase Bank, N.A.	The Goodyear Tire & Rubber Company	Buy	2.088	50,000	5.000	6/20/21	(6,661)	1,398
JPMorgan Chase Bank, N.A.	Toys “R” US, Inc.	Buy	10.764	60,000	5.000	6/20/21	11,165	(3,535)
JPMorgan Chase Bank, N.A.	Transocean Inc.	Buy	10.759	30,000	1.000	6/20/21	9,522	(4,212)
JPMorgan Chase Bank, N.A.	Weatherford International Ltd.	Buy	8.342	20,000	1.000	6/20/21	5,210	1,110
Morgan Stanley & Co. LLC	Best Buy Co., Inc.	Buy	2.199	100,000	5.000	6/20/21	(12,761)	1,512
				$2,000,000			$124,956	$(15,173)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for securities sold short. As of the end of the reporting period, long-term investments with a value of $1,500,708 have been pledged as collateral for securities sold short.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Assets and Liabilities	June 30, 2016

Assets
Long-term investments, at value (cost $8,260,576)	$7,142,835
Short-term investments, at value (cost approximates value)	571,763
Cash	1,040
Cash collateral at brokers(1)	565,094
Credit default swaps premiums paid	162,461
Unrealized appreciation on credit default swaps, net	12,390
Receivable for:
Interest	152,439
Investments sold	96,172
Reclaims	236
Other assets	9,430
Total assets	8,713,860
Liabilities
Securities sold short, at value (proceeds $681,550)	676,125
Credit default swap premiums received	22,332
Unrealized depreciation on credit default swaps, net	27,563
Payable for:
Dividends	26,708
Interest on securities sold short	18,731
Investments purchased	103,357
Accrued expenses:
12b-1 distribution and service fees	44
Management fees	377
Trustees fees	42
Other	61,801
Total liabilities	937,080
Net assets	$7,776,780
Class A Shares
Net assets	$58,974
Shares outstanding	3,801
Net asset value (“NAV”) per share	$15.52
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$16.29
Class C Shares
Net assets	$38,776
Shares outstanding	2,500
NAV and offering price per share	$15.51
Class I Shares
Net assets	$7,679,030
Shares outstanding	495,000
NAV and offering price per share	$15.51
Net assets consist of:
Capital paid-in	$9,915,816
Undistributed (Over-distribution of) net investment income	(60,312)
Accumulated net realized gain (loss)	(951,235)
Net unrealized appreciation (depreciation)	(1,127,489)
Net assets	$7,776,780
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash segregated and pledged to collateralize the net payment obligations for investments in derivatives and securities sold short. Cash pledged as collateral for securities sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Operations	Year Ended June 30, 2016

Investment Income	$605,916
Expenses
Management fees	143,090
12b-1 service fees – Class A Shares	117
12b-1 distribution and service fees – Class C Shares	415
Interest expense on securities sold short	61,632
Prime broker expenses	9,917
Shareholder servicing agent fees	433
Custodian fees	31,554
Trustees fees	299
Professional fees	76,231
Shareholder reporting expenses	37,224
Federal and state registration fees	36,891
Other	6,987
Total expenses before fee waiver/expense reimbursement	404,790
Fee waiver/expense reimbursement	(168,738)
Net expenses	236,052
Net investment income (loss)	369,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(779,997)
Securities sold short	122,765
Swaps	45,191
Change in net unrealized appreciation (depreciation) of:
Investments	(413,138)
Securities sold short	(12,950)
Swaps	(19,421)
Net realized and unrealized gain (loss)	(1,057,550)
Net increase (decrease) in net assets from operations	$(687,686)

See accompanying notes to financial statements.

26	NUVEEN

Statement of

Changes in Net Assets

	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$369,864	$581,010
Net realized gain (loss) from:
Investments	(779,997)	(165,989)
Securities sold short	122,765	(71,245)
Swaps	45,191	(102,609)
Change in net unrealized appreciation (depreciation) of:
Investments	(413,138)	(1,116,135)
Securities sold short	(12,950)	50,016
Swaps	(19,421)	22,956
Net increase (decrease) in net assets from operations	(687,686)	(801,996)
Distributions to Shareholders
From net investment income:
Class A Shares	(2,480)	(2,928)
Class C Shares	(2,008)	(2,522)
Class I Shares	(488,017)	(609,771)
From accumulated net realized gains:
Class A Shares	—	(626)
Class C Shares	—	(626)
Class I Shares	—	(124,587)
Return of capital:
Class A Shares	(648)	—
Class C Shares	(571)	—
Class I Shares	(113,474)	—
Decrease in net assets from distributions to shareholders	(607,198)	(741,060)
Fund Share Transactions
Proceeds from sale of shares	20,100	50,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,686	2,896
	22,786	52,896
Cost of shares redeemed	(44,653)	—
Net increase (decrease) in net assets from Fund share transactions	(21,867)	52,896
Net increase (decrease) in net assets	(1,316,751)	(1,490,160)
Net assets at the beginning of period	9,093,531	10,583,691
Net assets at the end of period	$7,776,780	$9,093,531
Undistributed (Over-distribution of) net investment income at the end of period	$(60,312)	$12,609

See accompanying notes to financial statements.

NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/14)
2016	$18.09	$0.69	$(2.10)	$(1.41)	$(0.93)	$—	$(0.23)	$(1.16)	$15.52
2015	21.16	1.11	(2.76)	(1.65)	(1.17)	(0.25)	—	(1.42)	18.09
2014(e)	20.00	0.43	0.93	1.36	(0.20)	—	—	(0.20)	21.16
Class C (1/14)
2016	18.07	0.57	(2.10)	(1.53)	(0.80)	—	(0.23)	(1.03)	15.51
2015	21.12	0.96	(2.75)	(1.79)	(1.01)	(0.25)	—	(1.26)	18.07
2014(e)	20.00	0.36	0.93	1.29	(0.17)	—	—	(0.17)	21.12
Class I (1/14)
2016	18.09	0.74	(2.11)	(1.37)	(0.98)	—	(0.23)	(1.21)	15.51
2015	21.17	1.16	(2.76)	(1.60)	(1.23)	(0.25)	—	(1.48)	18.09
2014(e)	20.00	0.46	0.93	1.39	(0.22)	—	—	(0.22)	21.17

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(7.97)%	$59	5.04%		2.22%		3.07%		4.19%		40%
(7.83)	45	3.21		5.11		2.56		5.75		117
6.83	53	2.87	*	4.22	*	2.52	*	4.57	*	76

(8.65)	39	5.83		1.42		3.82		3.44		40
(8.53)	45	3.95		4.36		3.31		5.00		117
6.43	53	3.63	*	3.46	*	3.27	*	3.82	*	76

(7.78)	7,679	4.84		2.42		2.82		4.44		40
(7.61)	9,003	2.96		5.35		2.31		6.00		117
6.95	10,478	2.63	*	4.46	*	2.27	*	4.82	*	76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of interest expenses and prime broker expense on securities sold short as follows:

	Ratios of Interest Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended June 30:
2016	0.74%		0.74%		0.74%		0.12%		0.12%		0.12%
2015	0.26		0.26		0.26		0.09		0.09		0.09
2014(e)	0.26	*	0.26	*	0.26	*	0.04	*	0.04	*	0.04	*
(e)	For the period January 15, 2014 (commencement of operations) through June 30, 2014.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Symphony Dynamic Credit Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (“ETFs”) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities. The Sub-Adviser will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed income markets (either positive or negative) that it believes is advisable given the current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment-grade or, if unrated, deemed by the Sub-Adviser to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market companies, if such securities are denominated in U.S. dollars. The Fund’s investments in emerging market companies are limited to 25% of net assets. In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market, or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps, and options on the foregoing types of swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market“ is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification

30	NUVEEN

method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$103,357

Investment Income

Investment income on investments purchased, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and interest expense on securities sold short is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of “Investment Income” on the Statement of Operations, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	31

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$—	$64,042 ***	$—	$64,042
Variable Rate Senior Loan Interests	—	283,109	—	283,109
Corporate Bonds	—	6,730,984	—	6,730,984
Convertible Bonds	—	64,700	—	64,700
Short-Term Investments:
Repurchase Agreements	—	571,763	—	571,763
Securities Sold Short*:
Corporate Bonds Sold Short	—	(676,125)	—	(676,125)
Investments in Derivatives:
Credit Default Swaps**	—	(15,173)	—	(15,173)
Total	$—	$7,023,300	$—	$7,023,300
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for security classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$571,763	$(571,763)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	33

Notes to Financial Statements (continued)

Short Sale Transactions

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. The Fund is obligated to pay the party from whom the securities were borrowed interest accrued and/or dividends declared on the security and such amounts are recognized as “Interest expense on securities sold short” and/or “Dividends expense on securities sold short”, respectively, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund, which are recognized as “Prime broker expenses” on the Statement of Operations.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as

34	NUVEEN

described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Fund continued to invest in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$2,239,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instruments	Location	Value	Location	Value

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps, net**	$12,707	Unrealized depreciation on credit default swaps, net**	$12,291
		Unrealized appreciation on credit default swaps, net**	(317)	Unrealized depreciation on credit default swaps, net**	(39,854)
Total			$12,390		$(27,563)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$5,294	$(8,469)	$5,294	$(3,175)	$—	$(3,175)
Citibank N.A.	11,195	(317)	(317)	10,878	—	10,878
Goldman Sachs Bank USA	4,489	(13,748)	4,489	(9,259)	—	(9,259)
JPMorgan Chase Bank, N.A.	2,508	(17,637)	2,508	(15,129)	—	(15,129)
Morgan Stanley & Co. LLC	1,512	—	—	1,512	—	1,512
Total	24,998	$(40,171)	$11,974	$(15,173)	$—	$(15,173)
*** Represents	gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$45,191	$(19,421)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	35

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,287	$20,100	—	$—
Class C	—	—	—	—
Class I	—	—	2,551	50,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	14	217	—	—
Class C	—	—	—	—
Class I	147	2,469	157	2,896
	1,448	22,786	2,708	52,896
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	(2,855)	(44,653)	—	—
	(2,855)	(44,653)	—	—
Net increase (decrease)	(1,407)	$(21,867)	2,708	$52,896

5. Investment Transactions

Long-term purchases and sales (including maturities and transactions for securities sold short, but excluding derivative transactions) during the current fiscal period aggregated $3,237,644 and $3,802,534, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding securities sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$8,882,763
Gross unrealized:
Appreciation	$130,482
Depreciation	(1,298,647)
Net unrealized appreciation (depreciation) of investments	$(1,168,165)

Permanent differences, primarily due to premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	49,720
Accumulated net realized gain (loss)	(49,720)

36	NUVEEN

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[1]	$507,910
Distributions from net long-term capital gains	—
Return of capital	114,693

2015
Distributions from net ordinary income[1]	$735,078
Distributions from net long-term capital gains	—
Return of capital	—
[1]	Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward- not subject to expiration	$948,721

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.5500%
For the next $125 million	1.5375
For the next $250 million	1.5250
For the next $500 million	1.5125
For the next $1 billion	1.5000
For net assets over $2 billion	1.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

NUVEEN	37

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends and interest expense on securities sold short and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	495,000

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitment.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilized this facility.

38	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Alternative Credit Focus Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Alternative Credit Focus Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

40	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”).Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; and a review of initiatives instituted or continued during the past year; as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

NUVEEN	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter and one-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

42	NUVEEN

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark in the one-year period. The Board discussed with management the factors that detracted from the Fund’s performance including the exposure to media, telecommunications and oil & gas companies and overweight exposure to lower-rated bonds. The Board recognized that the Fund’s performance history, however, was limited, making it difficult to make a meaningful assessment of the Fund’s performance based on this short history. The Board will continue to monitor the progress of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to the funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Fund had a net management fee and net expense ratio higher than the respective peer averages. The Board, however, recognized that the Fund’s higher net expense ratio compared to its Peer Group average was generally due to differences with the Peer Group, which had included funds that do not employ shorting as part of their overall investment strategy. The Board therefore considered the Fund’s contractual management fee and gross and net expense ratio compared to a custom peer group provided by the Adviser. The Independent Board Members noted that the Fund’s net expense ratio was below the custom peer group net expense ratio average.

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser. The Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

44	NUVEEN

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Fund, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	45

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

NUVEEN	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SDCF-0616P        18666-INV-Y-08/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended June 30, 2016	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
Fund Name
Nuveen Symphony Dynamic Credit Fund	26,375	0	0	0

Total	$26,375	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
Fund Name
Nuveen Symphony Dynamic Credit Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
Fund Name
Nuveen Symphony Dynamic Credit Fund	25,500	0	0	0

Total	$25,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
Fund Name
Nuveen Symphony Dynamic Credit Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Dynamic Credit Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Dynamic Credit Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016